SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 27, 2006

RADIOSHACK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5571 (Commission File Number)	75-1047710 (IRS Employer Identification No.)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_           Written communications pursuant to Rule 425 under the Securities Act

_          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

_          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

_          Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

        On March 27, 2006, the Management Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors of RadioShack Corporation (“RadioShack”) approved the annual base salaries (to be effective as of April 1, 2006) of RadioShack’s executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels for calendar 2006 for the persons listed below:

Name and Position	Base Salary
Leonard H. Roberts	$ 750,000 (1)
Executive Chairman of the Board

Claire H. Babrowski	$ 725,000
President, Chief Operating Officer and Acting Chief Executive Officer

David G. Barnes	$ 425,000
Executive Vice President and Chief Financial Officer

James R. Fredericks	$ 425,000
Executive Vice President of Administration

Joseph C. Formichelli	$ 425,000
Executive Vice President of Retail Operations

James E. Hamilton	$ 425,000
Executive Vice President of Merchandising and Marketing

(1)	Mr. Roberts receives a base salary of $750,000 pursuant to the terms of the Transition Agreement between RadioShack and Mr. Roberts, dated as of January 12, 2005 (the “Transition Agreement”).

        The Compensation Committee has also approved grants of restricted stock effective as of April 1, 2006, as well as grants of stock options. The following table sets forth information regarding grants of stock options and restricted stock made to date in 2006 to the persons listed below:

Name and Position	Stock Option Grant Date	Number of Stock Options (1)	Exercise Price Per Share	Number of Shares of Restricted Stock
Leonard H. Roberts	--	--	--	--
Executive Chairman of the Board
Claire H. Babrowski	3/3/06	100,000	$19.24	18,000	(2)
President, Chief Operating
Officer and Acting Chief
Executive Officer
David G. Barnes	3/3/06	75,000	$19.24	8,000	(2)
Executive Vice President and
Chief Financial Officer
James R. Fredericks	3/3/06	75,000	$19.24	8,000	(2)
Executive Vice President of
Administration
Joseph C. Formichelli	2/23/06	20,000	$19.39	8,000	(2)
Executive Vice President of	4/1/06	55,000	$(3)
Retail Operations
James E. Hamilton	2/23/06	75,000	$19.39	8,000	(2)
Executive Vice President of
Merchandising and Marketing

(1)	Options are granted at fair market value and vest in annual increments of one-third beginning on the first anniversary of the date of grant. For persons who continue to serve as employees of RadioShack, options expire seven years from the date of grant.

(2)	These shares vest on April 1, 2007, subject to continuous employment.

(3)	The exercise price of this stock option grant will be the fair market value of the shares on April 3, 2006.

        On March 27, 2006, the Compensation Committee also approved annual incentive bonus measures for calendar 2006 for RadioShack’s executive officers. In connection with its review of this bonus structure, the Compensation Committee determined that the annual incentive bonus performance measures should address the execution of RadioShack’s turn-around plan in addition to the performance measures set forth in RadioShack’s Annual and Long-Term Incentive Compensation Plan, which was approved by stockholders at RadioShack’s 2004 annual meeting (the “Compensation Plan”), and the RadioShack Bonus Plan for Executive Officers, which was implemented pursuant to the stockholder-approved Compensation Plan. Consequently, the committee approved another 2006 annual incentive bonus plan (the “Turn-around Bonus Plan”), separate from the Compensation Plan and the RadioShack Bonus Plan for Executive Officers. A copy of the Turn-around Bonus Plan is attached as Exhibit 10.1 and is incorporated by reference.

        The Compensation Committee again utilized external compensation consultants, who, among other things, benchmarked pay practices at companies that compete with RadioShack in its various businesses or for executive talent and advised the Compensation Committee in establishing the measures. A summary describing the elements of the annual incentive performance measures for calendar 2006 is set forth in Exhibit 10.2 and is incorporated by reference.

        Also, on March 27, 2006, the Compensation Committee approved long-term incentive performance goals for RadioShack’s executive officers for the March 27, 2006 through March 26, 2009 performance cycle under RadioShack’s cash long-term incentive plan. The long-term incentive plan was established pursuant to the stockholder-approved Compensation Plan, and the RadioShack Corporation Long-Term Incentive Plan (the “LTIP”), which was established pursuant to the Compensation Plan. As with the annual incentive bonus measures for calendar 2006 described above, the Compensation Committee utilized compensation consultants in establishing the long-term incentive performance goals. A summary describing the elements of the long-term incentive performance measures for the March 27, 2006 through March 26, 2009 performance cycle is set forth in Exhibit 10.3 and is incorporated by reference.

        RadioShack intends to provide additional information regarding the compensation awarded to its executive officers in the proxy statement for RadioShack’s 2006 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in April 2006.

        RadioShack’s Board of Directors, upon the recommendation of the Committee, adopted in December 2005 a Supplemental Executive Retirement Plan (“SERP”) for selected executive employees of RadioShack. A copy of the SERP was previously filed as Exhibit 10.52 to RadioShack’s Form 10-K for the fiscal year ended December 31, 2005. Under the SERP, the Committee identifies executive employees of RadioShack to participate in the SERP. Upon retirement, participants are eligible to receive, for ten years, an annual amount equal to a percentage of the average of their five highest consecutive years of compensation (base salary and bonus), to be paid in 120 monthly installments. The amount of the percentage of the compensation increases by 2.5% for each year of participation in the SERP, up to a maximum of 50%. The benefits of the SERP are designed to base payments on a participant’s years of participation in the plan and his or her compensation.

        The Company intends to enter into agreements under the SERP to be effective on or about April 1, 2006 with each of the following individuals, who have been designated by the Committee to participate in the SERP:

•	Claire H. Babrowski, President, Chief Operating Officer and Acting Chief Executive Officer,
•	David G. Barnes, Executive Vice President and Chief Financial Officer,
•	James R. Fredericks, Executive Vice President of Administration,
•	Joseph C. Formichelli, Executive Vice President of Retail Operations, and
•	James E. Hamilton, Executive Vice President of Merchandising and Marketing.

The Committee has also designated other members of RadioShack’s management to be participants in the SERP and may, from time to time, identify additional members of management for participation in the SERP.

        Participants in the SERP that are also participants in RadioShack’s Salary Continuation Plan or Deferred Compensation Plan are not entitled to receive benefits under these plans in addition to the SERP but may only receive benefits under the plan that pays them the higher compensation. None of the five executive officers listed above are participants RadioShack’s Salary Continuation Plan or Deferred Compensation Plan.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

10.1	RadioShack Corporation 2006 Annual Incentive Bonus Plan.

10.2	Description of 2006 Annual Incentive Bonus Performance Measures for Executive Officers.

10.3	Description of Long-Term Incentive Performance Measures for Executive Officers for the March 27, 2006 through March 26, 2009 Performance Cycle.

10.4	RadioShack Corporation Officer’s Supplemental Executive Retirement Plan (filed as Exhibit 10.52 to RadioShack’s Form 10-K filed on March 15, 2006 for the fiscal quarter year ended December 31, 2005, and incorporated herein by reference).

10.5	Form of RadioShack Corporation Officer’s Supplemental Executive Retirement Plan Agreement (filed as Exhibit 10.53 to RadioShack’s Form 10-K filed on March 15, 2006 for the fiscal quarter year ended December 31, 2005, and incorporated herein by reference).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 30th day of March, 2006.

RADIOSHACK CORPORATION /s/ David S. Goldberg ------------------------------------------ David S. Goldberg Senior Vice President - Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

10.1	RadioShack Corporation 2006 Annual Incentive Bonus Plan.

10.2	Description of 2006 Annual Incentive Bonus Performance Measures for Executive Officers.

10.3	Description of Long-Term Incentive Performance Measures for Executive Officers for the March 27, 2006 through March 26, 2009 Performance Cycle.

10.4	RadioShack Corporation Officer’s Supplemental Executive Retirement Plan (filed as Exhibit 10.52 to RadioShack’s Form 10-K filed on March 15, 2006 for the fiscal quarter year ended December 31, 2005, and incorporated herein by reference).

10.5	Form of RadioShack Corporation Officer’s Supplemental Executive Retirement Plan Agreement (filed as Exhibit 10.53 to RadioShack’s Form 10-K filed on March 15, 2006 for the fiscal quarter year ended December 31, 2005, and incorporated herein by reference).

Exhibit 10.1

RADIOSHACK CORPORATION
2006 ANNUAL INCENTIVE BONUS PLAN

INTRODUCTION

The RadioShack 2006 Annual Incentive Bonus Plan for Key Employees (“Program”) is a bonus plan for eligible employees of RadioShack and its subsidiaries. The Program is intended to provide performance-based cash incentive opportunities to key employees of the Company and its subsidiaries. Program payments, if any, will be conditioned on attainment of one or more Performance Measures in an annual period.

I.    PURPOSE

The purpose of the Program is to permit the Company to (i) attract, motivate and retain highly qualified employees, (ii) obtain from each employee the best possible performance, (iii) establish performance goals that support the Company’s turn-around plan and business strategies, and (iv) provide consistency in and alignment with the Company’s approach to performance-based pay and overall compensation strategy.

II.    DEFINITIONS

For purposes of the Program, the following terms shall have the following meanings:

A.     ANNUAL INCENTIVE COMPENSATION AWARD. Any cash-based award paid pursuant to the Program.

B.     AWARD PERIOD. The award period under the Program shall be the Company’s 2006 fiscal year.

C.     BOARD OF DIRECTORS. The Board of Directors of the Company.

D.     COMMITTEE. The Committee shall be comprised of (i) the Executive Vice President and Chief Financial Officer, (ii) the Executive Vice President of Administration, (iii) the Senior Vice President and Controller, and (iv) the Vice President – Compensation and Benefits.

E.     COMPANY. RadioShack Corporation, a Delaware corporation.

F.     PARTICIPANT. A key employee of the Company or one or more of its subsidiaries, who is designated by the Committee to participate in the Program.

G.     PERFORMANCE MEASURES. The performance measures established with respect to Annual Incentive Compensation Awards pursuant to Section V of the Program.

H.     RETIREMENT. A Participant’s voluntary termination of employment with the Company or any of its subsidiaries on or after attainment of age 55.

III.     EFFECTIVE DATE

The Program has been adopted effective as of January 1, 2006 (the “Effective Date”).

IV.     DETERMINATION OF AMOUNTS OF AND ELIGIBILITY FOR ANNUAL INCENTIVE COMPENSATION AWARDS

A.     Participants will be eligible to receive Annual Incentive Compensation Awards conditioned on achievement of Performance Measure(s) as approved by the Committee.

B.     If the Performance Measures are not achieved, then no Annual Incentive Compensation Awards will be paid to Participants under the Program. If the Performance Measures are achieved, then Annual Incentive Compensation Awards will be paid in amounts and at levels determined by the Committee under the Program.

C.     Annual Incentive Compensation Awards may be paid following the end of the Award Period; provided, however, that no Annual Incentive Compensation Awards shall be paid to Participants prior to the certification of the Committee that the Performance Measures have been achieved for the Award Period.

D.     The Committee will determine the amounts of Annual Incentive Compensation Awards that may be made to Participants. The Committee may, at any time or from time to time, exercise discretion to reduce the amount of, or eliminate, Annual Incentive Compensation Awards.

V.     PERFORMANCE MEASURES

A.     Payment of Annual Incentive Compensation Awards is conditioned on the attainment of Performance Measures as established by the Committee. Performance Measures applicable to the Award Period for Participants shall be established in writing as soon as practical after the beginning of the Award Period.

B.     Further, in establishing Performance Measures for Participants, the Committee in its sole and absolute discretion may include or exclude at any time the impact of specific objective events that are determined to be extraordinary or unusual in nature, infrequent in occurrence or related to the disposal of a segment of a business or to a change of accounting principles. In addition, the Committee in its sole and absolute discretion may establish the criteria used to determine if the Performance Measures have been attained.

C.     The Committee may impose additional Performance Measures that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants if it determines that the Performance Measures have become unsuitable as a result of certain events.

VI.     FORM OF ANNUAL INCENTIVE COMPENSATION AWARDS

Annual Incentive Compensation Awards shall be paid in cash.

VII.     PAYMENT OF ANNUAL INCENTIVE COMPENSATION AWARDS

When an Annual Incentive Compensation Award is made, the Company shall cause the cash to be paid to the Participant to whom the award is made at the time or times specified by the Committee, or, if no time or times are specified, as soon as practicable after the award is made; provided, however, that in no event shall such payment occur more than three months after the Award Period ends.

VIII.     TERMINATION OF SERVICE OR DEMOTION

A.     If a Participant terminates employment with the Company and its subsidiaries before the end of the Award Period due to death or Retirement, the Participant’s Annual Incentive Compensation Awards for the Award Period will be calculated and rounded to the nearest two decimal places, at the Company’s discretion, (1) using actual results as of the nearest end of the month preceding or succeeding such event or (2) prorated on the basis of the ratio of the number of days of participation during the Award Period to the aggregate number of days in the Award Period. Payment of such prorated Annual Incentive Compensation Awards will occur after the end of the Award Period on the dates that all other Participants receive payment of such Annual Incentive Compensation Awards.

B.     Except as provided in Section VIII.A above, if a Participant voluntarily terminates his or her employment or if a Participant’s employment with the Company and its subsidiaries is terminated by the Company or any such subsidiary prior to the end of the Award Period, the Participant will not be entitled to any Annual Incentive Compensation Award for the Award Period, unless otherwise determined by the Committee.

C.     If, prior to the end of the Award Period, a Participant is demoted to a position that, at the time of such demotion, is not eligible to be designated for participation in the Program, the Participant’s Annual Incentive Compensation Award will be prorated on the basis of the ratio of the number of days of participation prior to demotion during the Award Period to the aggregate number of days in the Award Period, unless otherwise determined by the Committee. Payment of the prorated Annual Incentive Compensation Award will occur at the end of the Award Period on the date that all other Participants receive payment of such Annual Incentive Compensation Award.

IX.     SPECIAL AWARDS AND OTHER PLANS

A.     Nothing contained in the Program shall prohibit the Company or any of its subsidiaries from granting special performance or recognition awards, under such conditions and in such form and manner as it sees fit, to employees (including Participants) for meritorious service of any nature.

B.     In addition, nothing contained in the Program shall prohibit the Company or any of its subsidiaries from establishing other incentive compensation plans providing for the payment of incentive compensation to employees (including Participants).

X.     ADMINISTRATION, AMENDMENT AND INTERPRETATION OF THE PROGRAM

A.     The Committee shall have the right to amend the Program from time to time or to repeal it entirely or to direct the discontinuance of Annual Incentive Compensation Awards either temporarily or permanently. Notwithstanding the foregoing, in the event this Program is terminated before the last day of the Award Period, Annual Incentive Compensation Awards payable for the Award Period will be prorated on the basis of the ratio of the number of days in the Award Period prior to such termination to the aggregate number of days in the Award Period and will be paid only after the end of the Award Period, which will be deemed to continue until the expiration thereof as if this Program had not been terminated.

B.     This Program will be administered by the Committee in its sole and absolute discretion. The decision of the Committee with respect to any questions arising in connection with the administration or interpretation of the Program shall be final, conclusive and binding.

XI.     MISCELLANEOUS

A.     All expenses and costs in connection with the operation of the Program shall be borne by the Company.

B.     All Annual Incentive Compensation Awards under the Program are subject to applicable withholding for federal, state and local taxes.

C.     Unless otherwise determined by the Committee, all Annual Incentive Compensation Awards will be paid from the Company’s general assets, and nothing contained in this Program will require the Company to set aside or hold in trust any funds for the benefit of any Participant, who will have the status of a general unsecured creditor of the Company.

D.     This Program will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any subsidiary, nor will it interfere in any way with any right the Company or any subsidiary would otherwise have to terminate or modify the terms of such Participant’s employment or other service at any time.

E.     Except as otherwise provided in this Program, no right or benefit under this Program will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge such right or benefit will be void. No such right or benefit will in any manner be liable for or subject to the debts, liabilities, or torts of a Participant.

F.     If any provision in this Program is held to be invalid or unenforceable, no other provision of this Program will be affected thereby.

G.     This Program will be governed by and construed in accordance with applicable United States federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Texas, without giving effect to the principles of conflict of laws thereof.

Exhibit 10.2

Description of 2006 Annual Incentive
Bonus Performance Measures for Executive Officers

The 2006 annual incentive bonuses for RadioShack’s executive officers will be based in part on the following performance measure established in accordance with the Compensation Plan and the RadioShack Bonus Plan for Executive Officers:

•	100% of the performance measure is based on achievement of RadioShack's operating income target.

Further, the 2006 annual incentive bonuses for RadioShack’s executive officers will also be based in part on the following performance measures established in accordance with Turn-around Bonus Plan:

•	33 1/3% of the performance measure is based on achieving sales transfer goals,
•	33 1/3% of the performance measure is based on meeting targets regarding cost reductions, and
•	33 1/3% of the performance measure is based on achieving cash flow goals.

Actual amounts payable, if any, can range from 40% to 200% of the target amounts, depending on the extent to which performance under the foregoing criteria meets, exceeds or is below the target.

Exhibit 10.3

Description of Long-Term Incentive
Performance Measures for Executive Officers
for the March 27, 2006 through March 26, 2009 Performance Cycle

On March 27, 2006, the Compensation Committee established the three-year performance goals for the 2006 plan cycle. The cash payment for executives under the March 27, 2006 through March 26, 2009 plan cycle will be based on achievement of the following performance measure:

•	100% of the performance measure is based on percentage growth in the fair market value of RadioShack's stock price, as measured from March 27, 2006 through March 26, 2009.

Actual amounts payable, if any, can range from 50% to 150% of the target amounts, depending on the extent to which performance under the foregoing criteria meets, exceeds or is below the target.